UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Synergetics USA, Inc.

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SYNERGETICS USA, INC.
3845 Corporate Centre Drive
O’Fallon, Missouri 63368

November 24, 2009

Dear Stockholder:

You are cordially invited to attend our Company’s 2009 Annual Meeting of Stockholders, which will be held on December 17, 2009, at 6:00 p.m., Central Time, at The Doubletree Hotel and Conference Center located at 16625 Swingley Ridge Road, Chesterfield, Missouri 63017. The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting.

Your vote is important to us and your shares should be represented at the meeting whether or not you are personally able to attend. Accordingly, I encourage you to mark, sign, date and return the accompanying proxy promptly.

On behalf of the Board of Directors, thank you for your continued support of Synergetics USA, Inc.

Sincerely,

David M. Hable
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL INFORMATION
PROPOSAL 1 -- ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
DIRECTOR COMPENSATION
PRINCIPAL STOCKHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2 -- RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
OTHER MATTERS
FORM 10-K
“HOUSEHOLDING” OF PROXY MATERIALS
STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

SYNERGETICS USA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 17, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of Synergetics USA, Inc., a Delaware corporation (the “Company”), will be held on December 17, 2009, at 6:00 p.m., Central Time, at The Doubletree Hotel and Conference Center located at 16625 Swingley Ridge Road, Chesterfield, Missouri 63017 to act upon the following matters, which are described more fully in the accompanying Proxy Statement:

1. The election of two directors nominated by the Company’s Nominating and Governance Committee to serve three year terms following approval by the stockholders at the Annual Meeting;

2. The ratification of the appointment of the Company’s independent registered public accounting firm for fiscal 2010, UHY LLP (“UHY”); and

3. Such other business as may properly come before the meeting and/or any adjournment thereof.

All holders of common stock of record at the close of business on November 17, 2009 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

The Board of Directors of the Company has authorized the solicitation of proxies. Unless otherwise directed, the proxies will be voted FOR the election of the nominees listed in the attached Proxy Statement to be members of the Board of Directors of the Company, FOR ratification of UHY’s appointment and on other business that may properly come before the Annual Meeting, as the named proxies in their best judgment shall decide.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company in writing at 3845 Corporate Centre Drive, O’Fallon, Missouri, 63368 prior to the Annual Meeting, and, if you attend the Annual Meeting, you may revoke your proxy if previously submitted and vote in person by notifying the Secretary of the Company at the Annual Meeting.

This Notice of Annual Meeting and the Proxy Statement and the form of proxy are being distributed on or about November 24, 2009.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning your proxy in the pre-addressed envelope provided.

By Order of the Board of Directors,

PAMELA G. BOONE, Secretary

O’Fallon, Missouri
November 24, 2009

SYNERGETICS USA, INC.

PROXY STATEMENT

FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholders Meeting To Be Held on December 17, 2009

The proxy statement and annual report to stockholders for the fiscal year ended July 31, 2009 are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06536.

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Synergetics USA, Inc., a Delaware corporation (the “Company”), 3845 Corporate Centre Drive, O’Fallon, Missouri, 63368, for use at the 2009 Annual Meeting of Stockholders to be held on December 17, 2009, at 6:00 p.m. Central Time at The Doubletree Hotel and Conference Center located at 16625 Swingley Ridge Road, Chesterfield, Missouri 63017. The Board of Directors of the Company urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan on attending the Annual Meeting. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting. Any stockholder attending the Annual Meeting may revoke his or her proxy and vote personally by notifying the Secretary of the Company at the Annual Meeting. For additional information on how to obtain directions to be able to attend the meeting and vote in person, please write to the Company’s Secretary at Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri 63368 or call (636) 939-5100. Only stockholders of record at the close of business on November 17, 2009, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the close of business on November 17, 2009, the Company had 24,492,554 outstanding shares of common stock, $0.001 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder thereof to one vote.

If the accompanying proxy card is signed and returned, the shares represented thereby will be voted in accordance with the directions on the proxy card. Unless a stockholder specifies otherwise therein, the proxy will be voted in accordance with the recommendations of the Board of Directors on all proposals. The presence in person or by proxy of a majority of the voting power represented by outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

Directors will be elected by a plurality of the voting power represented and entitled to vote at the meeting. The passage of any other proposal will be determined by the affirmative vote of the majority of the voting power represented and entitled to vote at the meeting. In the election of directors, abstentions and broker non-votes will not affect the outcome except in determining the presence of a quorum; they will not be counted toward the number of votes required for any nominee’s election. An instruction to “abstain” from voting on any other proposal will have the same effect as a vote against the proposal. Currently, broker non-votes will not be considered as present and entitled to vote on the proposals; therefore, broker non-votes will have no effect on the number of affirmative votes required to adopt such proposal.

This Proxy Statement and the enclosed proxy card are being mailed to the stockholders of the Company on or about November 24, 2009.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Amended and Restated Bylaws provide that the Board shall consist of not less than five nor more than 11 members, the exact number of which shall be determined by the Board. The number of directors on the Company’s Board of Directors is currently set at seven directors, divided into three classes with each class serving three-year staggered terms.

The terms of Robert H. Dick and Juanita H. Hinshaw expire at the 2009 Annual Meeting. Mr. Dick and Ms. Hinshaw have been nominated for re-election. The Board of Directors of the Company recommends a vote FOR the two nominees. If re-elected, each nominee will serve until the annual election of directors in the year 2012 or until his or her successor is duly elected and qualified, or his or her earlier death, resignation or removal. If any of the nominees are unavailable for election, an event which the Board of Directors of the Company does not presently anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby FOR the election of such other nominee or nominees as may be nominated by the Board of Directors.

Based on the recommendation of the Nominating and Corporate Governance Committee, both of the nominees have been approved unanimously by the Board of Directors of the Company for re-election. Set forth below is information concerning the two nominees for director and the directors whose terms are continuing.

Nominees for Directors to be Re-Elected at the 2009 Annual Meeting for Terms expiring in 2012

Name	Age	Biography

Robert H. Dick	66	Robert H. Dick has been a director of the Company since 2005, when Synergetics, Inc. merged with Valley Forge Scientific Corp. (“Valley Forge”) (now known as Synergetics USA, Inc. or the “Company”) and currently serves as the Chairman of the Board of Directors. He has served as Chairman of the Board of Directors since July 31, 2008. From July 31, 2008 until January 28, 2009, Mr. Dick, along with the Company’s other independent directors, served as the Company’s principal executive officer, generally on a weekly rotating basis. Prior to the merger, Mr. Dick had been a director of Valley Forge since 1997. Mr. Dick has served as President of R.H. Dick & Company since January 1998, a consulting firm based in Camp Verde, Texas. From 1996 to 1998, he was a partner with Boles, Knop & Company, Inc., an investment banking firm in Middleburg, Virginia. From 1994 to 1996, Mr. Dick served as interim President, Chief Executive Officer and Chief Financial Officer of two of Boles’ clients. From 1982 until 1994, he served in various executive roles with Codman & Shurtleff, Inc., a subsidiary of Johnson & Johnson and a manufacturer of surgical instruments, implants, equipment and other surgical products. From 1978 to 1982, Mr. Dick was President and Chief Executive Officer of Applied Fiberoptics, Inc., a company designing, manufacturing and marketing fiberoptic products for medical and defense applications, and surgical microscopes for microsurgery. From 1969 to 1978, Mr. Dick held various sales, marketing and general management positions with the USCI division of C.R. Bard, Inc. Mr. Dick also serves as a member of the board, chairman of the audit committee and member of the executive and governance committees for Span-America Medical Systems, Inc., which designs and manufactures wound management products and which has securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 (the “Exchange Act”).	2012

Name	Age	Biography

Juanita H. Hinshaw	64	Juanita H. Hinshaw has served as a director of the Company since 2005 when Synergetics, Inc. merged with Valley Forge. From July 31, 2008 until January 28, 2009, Ms. Hinshaw, along with the Company’s other independent directors, served as the Company’s principal executive officer, generally on a weekly rotating basis. Ms. Hinshaw has been President and Chief Executive Officer of H&H Advisors (a financial advisory company) since 2005. In addition, Ms. Hinshaw served as Senior Vice President and Chief Financial Officer of Graybar Electric Company from May 2000 to May 2005. Graybar Electric Company specializes in supply chain management services and distributes high-quality components, equipment and materials for the electrical and telecommunications industries. Ms. Hinshaw has served as a director, chairman of the finance committee and as a member of the audit committee for The Williams Companies, Inc. since 2004 and has served as a director on the board, chairman of the compensation committee and as a member of the audit committee for Insituform Technologies, Inc. since 1999. The Williams Company and Insituform Technologies, Inc. have securities registered pursuant to Section 12 of the Exchange Act.	2012

Directors whose Terms Continue beyond the 2009 Annual Meeting

			Expiration
Name	Age	Principal Occupation and Other Information	of Term

Lawrence C. Cardinale	71	Lawrence C. Cardinale has served as a director of the Company since 2005. From July 31, 2008 until January 28, 2009, Mr. Cardinale, along with the Company’s other independent directors, served as the Company’s principal executive officer, generally on a weekly rotating basis. Mr. Cardinale received his B.S.B.A. in Business from Washington University in St. Louis, Missouri and is retired after working in the medical industry since 1966. During his over 35 years working in the field of medical manufacturing, he held various management positions, including Plant Manager, Director of Manufacturing, Director of Corporate Engineering, Director of Operations Planning, Vice President of Manufacturing-International and Vice President-Global Manufacturing and Engineering of a multi-national medical manufacturing company. Mr. Cardinale also owned and operated a scientific laboratory instrument business concentrating in the life sciences area, which manufactured and marketed tissue sectioning, microforge and micromanipulation instruments and pipeting devices. Mr. Cardinale formerly served as a board member of Coretech-Holdings LLC, a St. Louis-based life sciences and medical device manufacturing company, and McCormick Scientific, LLC.	2010

			Expiration
Name	Age	Principal Occupation and Other Information	of Term

Guy R. Guarch	69	Guy R. Guarch has been a director of the Company since 2005, when Synergetics, Inc. merged with Valley Forge. From July 31, 2008 until January 28, 2009, Mr. Guarch, along with the Company’s other independent directors, served as the Company’s principal executive officer, generally on a weekly rotating basis. Mr. Guarch retired in 2001 from C.R. Bard, Inc. where he spent 32 years in various sales, marketing and management roles. Bard is a leading developer, manufacturer and marketer of health care products used for vascular, urological and onocological diagnosis and intervention. From 1993 to 2001, Mr. Guarch served as Regional Vice President Corporate Account Manager for Bard’s Southeast Region. He worked as President of Bard Venture Division in Boston, Massachusetts from 1991 to 1993. From 1988 to 1991, Mr. Guarch worked in London, England, as Vice President of Sales for the Bard European Division and Managing Director of Bard LTD, UK. Before 1988, Mr. Guarch worked in several sales and marketing roles for Bard’s USCI International Division in Boston, Massachusetts, which focused on the design, manufacture and sale of cardiac catheters, urological catheters and artificial arteries. Mr. Guarch currently serves as a board member and chairman of the governance committee for Span-America Medical Systems, Inc., which designs and manufactures wound management products and which has securities registered pursuant to Section 12 of the Exchange Act.	2010

David M. Hable	54	David M. Hable joined the Company as its President, CEO and director in January 2009. Prior to joining the Company, Mr. Hable served as President and CEO of Afferent Corporation, a venture capital backed medical device company focused on neuro stimulation therapies. Previously, he was Chairman of the Board of ONI Medical Systems, Inc., a developer and marketer of magnetic resonance imaging equipment for extremity applications in non-hospital settings. Mr. Hable also spent over 20 years with Johnson & Johnson working in business units that developed and marketed a wide range of diagnostic and therapeutic products for the treatment of central nervous system disorders. From 1998 to 2003, Mr. Hable served as Codman & Shurtleff’s Worldwide President, leading all functions in the company, both domestically and internationally. Mr. Hable had overall responsibility for the management of the Company.	2011

Kurt W. Gampp, Jr.	49	Kurt W. Gampp, Jr. is the Company’s Executive Vice President and Chief Operating Officer and has served in these positions and as a director since 2005 when Synergetics, Inc. merged with Valley Forge. Immediately prior to the merger with Valley Forge, Mr. Gampp served as the Executive Vice President and Chief Operating Officer of Synergetics, Inc. and had served in this position since Synergetics, Inc. was founded in 1991. Mr. Gampp coordinates and supervises the manufacturing of the Company’s products and is in charge of the daily production operations of the Company.	2011

			Expiration
Name	Age	Principal Occupation and Other Information	of Term

Jerry L. Malis	77	Jerry L. Malis is the Company’s Executive Vice President and Chief Scientific Officer and has served in these positions and as a director since 2005. Immediately prior to the consummation of the merger with Valley Forge, Dr. Malis served as Valley Forge’s Chief Executive Officer, President and Chairman of the Board of Valley Forge. He has published over 50 articles in the biological science, electronics and engineering fields, and has been issued ten United States patents. Dr. Malis coordinates and supervises the scientific developments of the Company.	2011

CORPORATE GOVERNANCE

The Company’s Board of Directors met twelve times during the fiscal year ended July 31, 2009, eight of which were special meetings. Each of our directors attended at least 75% of all the meetings of the Board and those committees on which he or she served during fiscal year 2009 either in person or telephonically. The Board of Directors encourages all members to attend stockholder meetings, but has not adopted a formal policy regarding attendance. All of the Company’s directors attended last year’s annual stockholders meeting.

The Board of Directors has determined that each of the directors other than Messrs. Hable, Gampp and Malis satisfies the definition of an independent director set forth in the listing standards of The NASDAQ Stock Market, Inc. (“Nasdaq”) and the Company’s Corporate Governance Guidelines, available on the Company’s website at www.synergeticsusa.com. In addition, the Board of Directors has determined that each of the members of the Audit Committee satisfies the additional conditions for independence for Audit Committee members required by Nasdaq.

The Company’s Corporate Governance Guidelines also state that the independent directors should meet each time that a regularly scheduled Board meeting is held, in addition to holding other meetings as needed. During fiscal 2009, the independent directors held four meetings in conjunction with regularly scheduled Board meetings and four special meetings.

The Board of Directors maintains the following three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates pursuant to a written charter setting forth the functions and responsibilities of the committee, which may be reviewed on our website at www.synergeticsusa.com and are also available to stockholders in print upon request.

Audit Committee

The Audit Committee is responsible for the appointment, evaluation, compensation and oversight of the work of the independent registered public accounting firm and, where appropriate, the dismissal of the independent registered public accounting firm. Furthermore, the Audit Committee is responsible for meeting with the independent registered public accounting firm and other corporate officers to review matters relating to financial reporting and accounting procedures and policies. Among other responsibilities, the Audit Committee also reviews financial information provided to stockholders and others, assesses the adequacy of financial, accounting, operating and disclosure controls, evaluates the scope of the audits of the independent registered public accounting firm and internal auditors, and reports on the results of such audits to the Board of Directors. The current members of the Audit Committee are Ms. Hinshaw (Chairperson), Mr. Dick, and Mr. Cardinale, all of whom meet all applicable standards for Audit Committee membership under the Nasdaq listing standards and Securities and Exchange Commission (“SEC”) rules. The Audit Committee held four meetings during the last fiscal year.

Compensation Committee

The Compensation Committee is composed entirely of independent directors, as defined by the Nasdaq listing standards and SEC rules, and is responsible for administering the Company’s compensation programs and recommending to the Board of Directors other compensation and benefits of the Chief Executive Officer and all named executive officers. The current members of the Compensation Committee are Mr. Dick (Chairperson), Mr. Cardinale and Mr. Guarch, all of whom meet the independence requirements of the Nasdaq listing standards and SEC rules. The Compensation Committee held four meetings during the last fiscal year.

The Compensation Committee meets at the end of each fiscal year to determine and recommend to the Board for approval the compensation packages for executive officers in light of the Company’s compensation philosophy and objectives. The Compensation Committee considers recommendations from the Chief Executive Officer as to compensation for each executive officer based upon their performance against Company and personal objectives, other than himself. The Compensation Committee has full responsibility to recommend to the independent directors of the Board the compensation package of the Chief Executive Officer. The Compensation Committee may not delegate its authority regarding executive compensation.

Nominating and Corporate Governance Committee

The members of the Company’s Nominating and Corporate Governance Committee are Mr. Cardinale (Chairperson), Mr. Dick and Mr. Guarch, all of whom meet the independence requirements of the Nasdaq listing standards and SEC rules. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board of Directors, recommending to the Board of Directors the director nominees to be proposed for election by the stockholders and recommending to the Board of Directors corporate governance guidelines and procedures applicable to the Company. The Nominating and Corporate Governance Committee held four meetings during the last fiscal year.

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders of the Company. Each stockholder must comply with applicable requirements of the Company’s Amended and Restated Bylaws and the Exchange Act with respect to the nomination of, or proposal of, nominees for election as directors of the Company. Stockholders should submit any such nominations, together with appropriate biographical information and a description of the nominee’s qualifications to serve as director, to the Chairperson of the Nominating and Corporate Governance Committee, c/o Pamela G. Boone, Secretary, Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri 63368. The Company’s Corporate Governance Guidelines do not require that qualified director candidates should be limited by specific selection criteria. Candidates are selected for, among other things, their independence, integrity, diverse experience, leadership ability, ability to exercise sound judgment, scientific expertise, experience at policy-making levels involving issues affecting business, government, education and technology, and experience relevant to the Company’s global medical device microsurgery business. Final approval of a candidate is determined by the full Board of Directors. Nominees to be evaluated by the Nominating and Corporate Governance Committee for future vacancies on the Board of Directors will be selected by the Nominating and Corporate Governance Committee from candidates recommended by multiple sources, including members of the Board of Directors, senior management, independent search firms, stockholders and other sources, all of whom will be evaluated based on the same criteria.

Code of Conduct and Ethics

The Company has established a Code of Business Conduct and Ethics, which is applicable to all of its employees, officers and directors. The Code is available on the Company’s website at www.synergeticsusa.com and also available to stockholders in print upon request. We intend to post any future amendments and revisions to the Code of Business Conduct and Ethics on our website.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate directly with the Board of Directors, as a group, or any individual director by submitting written correspondence addressed to the Board or an individual director at Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri 63368. All communications are relayed onto the appropriate Board member or members.

DIRECTOR COMPENSATION

Directors who are neither employees of the Company nor an immediate family member of an officer of the Company are paid $750 for each meeting of the Board of Directors and each meeting of a committee of the Board of Directors that they attend. The Chairperson of the Audit Committee receives $2,250 for each meeting of the Audit Committee. All directors are entitled to reimbursement for travel and lodging expenses incurred in connection with their attendance at meetings. In addition, the independent directors receive compensation at the standard Board meeting rate of $750 per day for each day spent at the Company and each day spent away from personal business on

Company business. In addition, the independent directors receive $500 per meeting for each telephonic meeting of the independent directors or on Company business. This additional compensation arrangement has been approved by the management directors. Directors who are also employees of the Company do not receive compensation for their services as members of the Board of Directors.

Compensation for members of the Board has been established and will be reviewed annually by the Compensation Committee. The Compensation Committee may not delegate its authority regarding director compensation, and no executive officer plays a role in determining the amount of director compensation. The Compensation Committee considers the amount of time directors dedicate to Company matters and the need to attract and retain qualified directors when determining Board compensation. For example, the Compensation Committee has approved additional compensation for the Audit Committee Chairperson in recognition of the time commitment required by such position.

To align the interests of directors with those of the Company’s stockholders, each independent director also receives an option to purchase 10,000 shares of the Company’s Common Stock each year in which he or she is elected, appointed, or re-elected to serve as a director pursuant to the Amended and Restated 2005 Non-Employee Directors’ Stock Option Plan.

As previously disclosed, Gregg Scheller resigned as Chief Executive Officer of the Company effective July 31, 2008. Until David Hable was hired as the Company’s new Chief Executive Officer on January 28, 2009, each of our independent directors served as principal executive officer of the Company on a weekly rotating basis. As such, all compensation received by the independent directors in all capacities during the fiscal year ended July 31, 2009 is included in the Summary Compensation Table.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of November 17, 2009 certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) each of the named executive officers and directors, (ii) all executive officers and directors as a group, and (iii) each person known by the Company to beneficially own more than 5% of the Company’s Common Stock based on certain filings made under Section 13 of the Exchange Act. All such information provided by the stockholders who are not executive officers or directors reflects their beneficial ownership as of the dates specified in the relevant footnotes to the table. The percent of shares beneficially owned is based on 24,492,554 shares issued and outstanding as of November 17, 2009.

	Amount and		Percent of
	Nature of		Shares
	Beneficial		Beneficially
Name and Address of Beneficial Owner	Ownership		Owned

(i) Named Executive Officers and Directors(1)
David M. Hable	16,000	(2)	*
Lawrence C. Cardinale	64,244	(3)	*
Robert H. Dick	103,000	(4)	*
Kurt W. Gampp, Jr.	869,842	(5)	3.6%
Guy R. Guarch	44,000	(6)	*
Juanita H. Hinshaw	366,710	(7)	1.5%
Jerry L. Malis	1,119,745	(8)	4.6%
Pamela G. Boone	118,355	(9)	*
(ii) All Executive Officers and Directors as a Group (8 persons)	2,701,896		10.9%
(iii) Certain Beneficial Owners
Steven R. Becker	1,510,444	(10)	6.2%
Louis Uchitel	1,593,619	(11)	6.5%

*	Less than 1%.

(1)	Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Includes 16,000 shares issuable to Mr. Hable subject to options exercisable currently or within 60 days of November 17, 2009.

(3)	Includes 24,244 shares owned by Mr. Cardinale and 40,000 shares issuable to Mr. Cardinale subject to options exercisable currently or within 60 days of November 17, 2009.

(4)	Includes 3,000 shares owned by Mr. Dick and 100,000 shares issuable to Mr. Dick subject to options exercisable currently or within 60 days of November 17, 2009.

(5)	Represents shares held in the Kurt W. Gampp, Jr. Trust. This does not include 124,225 shares held by Julie Gampp, which transfer upon death to Mr. Gampp, nor 62 shares held by his daughter, Lindsey Gampp. Mr. Gampp disclaims beneficial ownership as to these shares.

(6)	Includes 4,000 shares owned by Mr. Guarch and 40,000 shares issuable to Mr. Guarch subject to options exercisable currently or within 60 days of November 17, 2009.

(7)	Includes 326,710 shares held in the Hinshaw-Harrison Joint Revocable Living Trust. Ms. Hinshaw, in her capacity as trustee, possesses joint voting and investment power with respect to these shares. Also includes 40,000 shares issuable to Ms. Hinshaw subject to options exercisable currently or within 60 days of November 17, 2009.

(8)	Includes 864,745 owned by Dr. Malis, 200,000 shares held in the Malis Family L.P., and 55,000 shares issuable to Dr. Malis subject to options exercisable currently or within 60 days of November 17, 2009. The Malis Family L.P. is a limited partnership in which Jerry L. Malis is the general partner and possesses voting and investment power.

(9)	Includes the following: 65,000 shares jointly owned by Ms. Boone and her spouse, 32,700 shares issued to Ms. Boone subject to restrictions, including a cliff vesting period of five years from the respective dates of the grants and 20,655 shares issuable to Ms. Boone subject to options exercisable currently or within 60 days of November 17, 2009.

(10)	Pursuant to Mr. Becker’s Schedule 13G/A filed with the SEC on October 20, 2009, Mr. Becker has sole voting and sole dispositive power over 1,510,444 shares. Mr. Becker’s address is 300 Crescent Court, Suite 1111, Dallas, Texas 75201.

(11)	Pursuant to Mr. Uchitel’s Schedule 13D/A filed with the SEC on April 14, 2009, Mr. Uchitel has sole voting power over 192,221 shares, shared voting power over 538,100 shares, sole dispositive power over 192,221 shares and shared dispositive power over 1,361,398 shares. Mr. Uchitel’s address is 142 Cedar Road, Elkins Park, Pennsylvania 19027.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s securities with the SEC and Nasdaq. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of reports furnished to the Company, and on written representations from certain reporting persons, the Company believes that, with respect to the fiscal year ended July 31, 2009, each director, executive officer and 10% stockholder of the Company’s securities made timely filings of all reports required by Section 16 of the Exchange Act, except as follows: Ms. Boone filed a late Form 4 on November 14, 2008 reporting one transaction, a restricted stock grant.

EXECUTIVE COMPENSATION

2009 Summary Compensation Table

									All
	Fiscal				Stock		Option		Other
Name and Principal Position	Year	Salary	Bonus		Awards(1)		Awards(1)		Compensation	Total

David M. Hable(2)	2009	$170,000	—				$9,623	(3)	$8,128	$187,751
President
Chief Executive Officer
Kurt W. Gampp, Jr.	2009	$363,437	$5,000	(4)	—		—		—	$368,437
Executive Vice	2008	$359,840	$15,795	(4)	—		—		—	$375,635
President & Chief Operating Officer	2007	$346,000	$5,000	(4)	—		—		$23,248	$374,248
Jerry L. Malis	2009	$252,252	$5,000	(4)	—		$2,710	(5)	—	$259,962
Executive Vice	2008	$240,240	$16,574	(4)	—		—		—	$256,814
President & Chief Scientific Officer	2007	$231,000	$5,000	(4)	—		—		$21,794	$257,794
Pamela G. Boone	2009	$243,600	$5,000	(4)	$24,280	(6)	$7,507	(7)	—	$280,387
Executive Vice	2008	$232,000	$18,920	(4)	$15,000	(6)	$7,507	(7)	—	$273,427
President & Chief Financial Officer	2007	$200,000	$5,000	(4)	$7,000	(6)	$7,518	(7)	$12,994	$232,512
Lawrence C. Cardinale(8)	2009						$13,096	(9)	$52,200	$65,296
Former Acting Principal Executive Officer	2008						$16,231	(9)	$16,750	$32,981
Independent Director	2007						$29,502	(9)	$15,750	$45,252
Robert H. Dick(8)	2009						$13,096	(10)	$86,750	$99,846
Former Acting Principal Executive Officer	2008						$16,231	(10)	$16,750	$32,981
Independent Director	2007						$29,502	(10)	$15,750	$45,252
Guy R. Guarch(8)	2009						$13,096	(9)	$46,000	$59,096
Former Acting Principal Executive Officer	2008						$16,231	(9)	$13,750	$29,750
Independent Director	2007						$29,502	(9)	$7,500	$37,002
Juanita H. Hinshaw(8)	2009						$13,096	(9)	$48,250	$61,346
Former Acting Principal Executive Officer	2008						$16,231	(9)	$17,500	$33,731
Independent Director	2007						$29,502	(9)	$21,750	$51,252

(1)	The reported amounts reflect the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123R. See Note 13 to the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2009 for a discussion of the assumptions made in the valuation of these awards under FAS 123R.

(2)	Mr. Hable was appointed the Company’s President, Chief Executive Officer and director on January 29, 2009.

(3)	The option holdings of Mr. Hable include an option to purchase 48,000 shares of Common Stock granted on January 29, 2009 at an exercise price of $1.00 per share. These options expire on January 29, 2019. One twelfth of these options vested immediately upon the signing of the employment agreement and the remainder vest proratably over the next 11 quarters.

(4)	Includes Christmas bonus of $5,000 for each of Mr. Gampp, Dr. Malis and Ms. Boone plus an amount based upon their percentage of objectives achieved in the Company-wide objectives and the functional and personal development objectives.

(5)	The option holdings of Dr. Malis include an option to purchase 55,000 shares of Common Stock of which 50,000 were granted on December 12, 2000 at an exercise price of $1.125 per share and 5,000 were granted on December 12, 2008 at an exercise price of $0.90 per share. The December 12, 2000 grant expires on December 12, 2010 and is exercisable as of July 31, 2009. The December 12, 2008 grant expires on December 12, 2018 and vest proratably over twelve months from the date of the grant.

(6)	The restricted stock holdings of Ms. Boone include 32,700 shares of which 6,387 were granted on March 7, 2006 at $5.48 per share, vesting on March 7, 2011; 11,050 were granted on August 1, 2007 at $3.62 per share, vesting on August 1, 2012; and 15,263 were granted on August 1, 2008 at $3.04 per share on August 1, 2013. Dividends will be paid on this restricted stock if the Company grants dividends to its common shareholders.

(7)	The option holdings of Ms. Boone include an option to purchase 41,310 shares of Common Stock granted on May 19, 2005 at an exercise price of $1.09 per share. These options expire on May 19, 2015. Fifty percent of the options vested on May 19, 2009 and the remaining fifty percent will vest on May 19, 2010.

(8)	From July 31, 2008 until January 28, 2009, each of our independent directors served as principal executive officer of the Company, generally on a weekly rotating basis.

(9)	The option holdings of Mr. Cardinale, Mr. Guarch and Ms. Hinshaw include an option to purchase 40,000 shares of Common Stock of which 10,000 were granted on September 22, 2005 at an exercise price of $5.00 per share which expire on September 22, 2015; 10,000 were granted on November 30, 2006 at an exercise price of $3.77 per share which expire on November 30, 2016; 10,000 were granted on December 11, 2007 at an exercise price of $2.95 per share which expire on December 11, 2017; and 10,000 were granted on December 12, 2008 at an exercise price of $0.90 per share which expire on December 12, 2018. The options granted on December 12, 2008 vest proratably at the end of each quarter over a twelve month period.

(10)	The option holdings of Mr. Dick include an option to purchase 100,000 shares of Common Stock of which 10,000 were granted on December 2, 2000 at an exercise price of $1.125 per share which expire on December 2, 2010; 10,000 were granted on March 15, 2001 at an exercise price of $2.75 per share which expire on March 15, 2011; 10,000 were granted on March 14, 2002 at an exercise price of $2.75 per share which expire on March 14, 2012; 10,000 were granted on March 13, 2003 at an exercise price of $1.06 per share which expires on March 13, 2013; 10,000 were granted on March 11, 2004 at an exercise price of $1.79 per share which expire on March 11, 2014; 10,000 were granted on September 19, 2005 at an exercise price of $4.55 per share which expire on September 19, 2015; 10,000 were granted on September 20, 2005 at an exercise price of $5.165 per share which expire on September 22, 2015; 10,000 were granted on November 30, 2006 at an exercise price of $3.77 per share which expire on November 30, 2016; 10,000 were granted on December 11, 2007 at an exercise price of $2.95 per share which expire on December 11, 2017; and 10,000 were granted on December 12, 2008 at an exercise price of $0.90 per share which expire on December 12, 2018. The options granted on December 12, 2008 vest proratably at the end of each quarter over a twelve month period.

Narrative to Summary Compensation Table

During the fiscal year 2008, the terms of employment for Messrs. Gampp and Malis were governed by each of their employment agreements with the Company entered into in 2005. Pursuant to the terms of their agreements, Mr. Gampp’s initial base salary was $346,000 and Dr. Malis’ initial base salary was $230,000; provided that after the first year of employment, each of their base salaries was determined by the Compensation Committee, subject to Board approval, and in no event could be lower than their respective initial base salaries. In addition, each of them received such other benefits that the Company provides to its executive officers, including healthcare, life insurance, disability and 30 days of paid vacation. Each of Messrs. Gampp and Malis were eligible to receive an annual bonus as determined in the sole discretion of the Compensation Committee. Messrs. Gampp’s and Malis’ employment agreements expired on September 21, 2008 according to their terms. The negative covenant provisions in these agreements survive.

Mr. Hable has entered into a change of control agreement and Ms. Boone has entered an employment agreement, the terms of which are more fully discussed in the section “EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENTS” below.

Messrs. Cardinale, Dick and Guarch and Mrs. Hinshaw received compensation in the fiscal years 2009, 2008 and 2007 which represented director compensation paid pursuant to the directors’ compensation program for their attendance at meetings and for their time spent as the Company’s principal executive officer of the Company, generally on a weekly rotating basis, from July 31, 2008 through January 28, 2009. See “Director Compensation” above for more information regarding compensation of directors.

2009 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information on outstanding options and stock awards held by the named executive officers as of July 31, 2009:

							Stock Awards
								Equity Incentive
	Option Awards						Equity Incentive	Plan Awards:
	Number of		Number of				Plan Awards:	Market or
	Securities		Securities				Number of	Payout Value of
	Underlying		Underlying				Unearned Shares,	Unearned Shares,
	Unexercised		Unexercised		Option		Units or Other	Units or Other
	Options		Options		Exercise	Option	Rights That Have	Rights That Have
	(#)		(#)		Price	Expiration	Not Vested	Not Vested
Name	Exercisable		Unexercisable		($)	Date	(#)	($)

Lawrence C. Cardinale	10,000				$5.00	9/22/15
	10,000				$3.77	11/30/16	—	—
	10,000				$2.95	12/11/17
	6,667	(1)	3,333	(1)	$0.90	12/12/18
Robert H. Dick	10,000				$1.125	12/2/10	—	—
	10,000				$2.75	3/15/11
	10,000				$2.75	3/14/12
	10,000				$1.06	3/13/13
	10,000				$1.79	3/11/14
	10,000				$4.55	9/19/15
	10,000				$5.165	9/22/15
	10,000				$3.77	11/30/16
	10,000				$2.95	12/11/17
	6,667	(1)	3,333	(1)	$0.90	12/12/18
Guy R. Guarch	10,000				$5.00	9/22/15
	10,000				$3.77	11/30/16	—	—
	10,000				$2.95	12/11/17
	6,667	(1)	3,333	(1)	$0.90	12/12/18
Juanita H. Hinshaw	10,000				$5.00	9/22/15
	10,000				$3.77	11/30/16	—	—
	10,000				$2.95	12/11/17
	6,667	(1)	3,333	(1)	$0.90	12/12/18
David M. Hable	12,000	(2)	36,000	(2)	$1.00	1/19/19
Jerry L. Malis	50,000				$1.125	12/12/10
	3,750	(3)	1,250	(3)	$0.90	12/12/18
Pamela G. Boone	20,655	(4)	20,655	(4)	$1.089	5/19/15
							6,387 (5)	$35,000
							11,050 (6)	$40,000
							15,263 (7)	$46,400

(1)	Represents an option to purchase 10,000 shares of Common Stock which vests proratably at the end of each quarter over a twelve month period beginning on December 12, 2008.

(2)	Represents an option to purchase 48,000 shares of Common Stock granted on January 29, 2009. One twelfth of this option vested on January 29, 2009 and the remainder vests proratably over the next 11 quarters.

(3)	Represents an option to purchase 5,000 shares of Common Stock which vests proratably at the end of each quarter over a twelve month period beginning on December 12, 2008.

(4)	Represents an option to purchase 41,310 shares of Common Stock. Fifty percent of the option vested on May 19, 2009 and the remaining fifty percent will vest on May 19, 2010.

(5)	These shares vest on March 7, 2011.

(6)	These shares vest on August 1, 2012.

(7)	These shares vest on August 1, 2013.

Mr. Gampp did not have any options to purchase Common Stock or restricted stock as of July 31, 2009.

EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENTS

Mr. Hable and the Company entered into a change in control agreement, effective as of January 29, 2009. The change in control agreement has a rolling one-year term and expires 30 days after Mr. Hable’s employment is terminated. Payments to which Mr. Hable is due under the change in control agreement are not subject to reduction in the event he receives other compensation for services rendered after termination of his employment, and he is under no duty to mitigate any payments.

The change in control agreement provides that if Mr. Hable’s employment is terminated within one year following a change in control for cause or disability (as both are defined in the change in control agreement), as a result of his death or by Mr. Hable other than as Involuntary Termination (as defined in the change in control agreement), the Company shall pay to Mr. Hable all compensation earned or accrued through his employment termination date, including (i) base salary; (ii) reimbursement for reasonable and necessary expenses; (iii) vacation pay; (iv) bonuses and incentive compensation; and (v) all other amounts to which he is entitled under any compensation or benefit plan of the Company (“standard compensation due”).

If Mr. Hable’s employment is terminated within one year following a change in control without cause and for any reason other than death or disability, including involuntary termination, and provided he enters into a separation agreement within 30 days of his employment termination, he shall receive the following in a lump sum (“early severance”): (i) all standard compensation due; (ii) an amount equal to one-half times his annual base salary at the rate in effect immediately prior to the change in control; and (iii) as compensation for certain lost benefits, an amount equal to 10% of his base salary at the rate in effect immediately prior to the change in control. If such termination occurs during the period that is 6 to 12 months after Mr. Hable’s start date (as defined in the change in control agreement), he shall receive in a lump sum the early severance and an additional amount equal to the sum of one-twelfth times his base salary for each month of employment completed between 7 and 12 months after his start date. If Mr. Hable is terminated at any time after the first anniversary of his start date, he shall receive the following (“ordinary severance”): (i) all standard compensation due; (ii) an amount equal to one times his annual base salary at the rate in effect immediately prior to the change in control; and (iii) any amount payable as of the termination date under the Company’s objectives-based incentive plan. Such ordinary severance shall be paid in 12 equal monthly installments beginning in the month following Mr. Hable’s employment termination. Furthermore, all of Mr. Hable’s awards of shares or options shall immediately vest and be exercisable for one year after the date of his involuntary employment termination.

As defined in the change in control agreement, a “change in control” means: (i) the acquisition by any person (as defined in the change in control agreement) of securities of the Company representing 51% or more of the combined voting power of the Company’s outstanding voting securities; (ii) a change in the composition of the Board of Directors of the Company such that during any period of up to two consecutive years, individuals who constitute members of the Board of Directors at the beginning of the period cease to constitute the majority thereof; and (iii) the closing of certain mergers or consolidations of the Company with any other corporation.

On August 1, 2007, Ms. Boone entered into three-year employment agreement with the Company. Pursuant to her agreement, Ms. Boone’s base salary is $232,000. In addition, Ms. Boone receives such other benefits that the

Company provides to its executive officers, including healthcare, life insurance, disability and 30 days of paid vacation. Ms. Boone is eligible to receive an annual bonus, as may be determined in the sole discretion of the Compensation Committee of the Company’s Board of Directors.

If Ms. Boone is terminated without cause or within twelve months following a change of control, or if she resigns for good reason, she shall be entitled to her base salary and health care benefits for a 15-month period following termination. As used in the employment agreement, “cause” means (1) the executive officer’s conviction of any felony, or conviction for embezzlement or misappropriation of Company money or other property; (2) any act of gross negligence in performing the executive officer’s duties; (3) the executive officer’s willful refusal to execute her duties (other than for disability); or (4) the executive officer’s breach of the non-competition terms contained in her employment agreement. Termination for the events described in clauses (2) and (3) above will not constitute termination for “cause” unless the executive officer is provided written notice reasonably detailing such occurrence and is given five business days after receipt of such notice to cure such event and an opportunity to be heard before the Company’s Board of Directors.

As used in the employment agreement with Ms. Boone, the term “good reason” means (1) failure to pay, or a reduction, by the Company of the executive officer’s base salary; (2) the failure or refusal by the Company to provide the executive officer with the benefits set forth in her employment agreement; (3) the assignment to the executive officer of any duties materially inconsistent with the duties set forth in the employment agreement, which assignment is not cured within five business days of written notice to the Company; (4) a requirement imposed by the Company on Ms. Boone that results in her being based at a location that is outside a 35-mile radius from the Company’s current corporate offices in O’Fallon, Missouri; (5) a change in the executive officer’s title; (6) any material breach by the Company of the employment agreement, which breach is not cured within five business days after receipt of written notice from the executive officer; or (7) the termination of the executive officer’s employment other than for cause, death or disability.

Change of control is defined in Ms. Boone’s employment agreement to mean a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the Company.

The employment agreement for Ms. Boone contains non-competition covenants, depending on the circumstances of any termination of employment, and non-solicitation provisions. No payments upon termination or resignation as described above shall be received upon her breach of the non-competition and non-solicitation provisions of her employment agreement. Furthermore, Ms. Boone is subject to an agreement that any products, inventions, discoveries and improvements made by her during the employment term shall be the property of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the late 1960’s, the late Dr. Leonard Malis, one of Valley Forge’s former directors, on an individual basis has been a party to consulting and other agreements with Codman & Shurtleff, Inc., the Company’s principal customer. Since 1983, Dr. Leonard Malis has been a party to an agreement with Codman under which Dr. Leonard Malis received royalty payments for the use of the Malis® trademark on certain products sold by Codman to end users, including products Valley Forge sold to Codman. Dr. Leonard Malis developed neurosurgical instruments for Codman with no pecuniary benefits to Valley Forge. On October 22, 2004, Valley Forge entered into an option agreement with Dr. Leonard Malis under which Valley Forge was granted an option to acquire the Malis® trademark from Dr. Leonard Malis at any time over a period of five years.

On October 12, 2005, the Company exercised its option with respect to the Malis® trademark. We paid the estate of Dr. Leonard I. Malis $159,904 in cash and the remainder in a $3,997,600 promissory note which will be paid in 25 equal quarterly installments of $159,904. The Company has made four quarterly payments on this note during each of the years ended July 31, 2009 and 2008. In addition, the Company has made one quarterly payment and intends to make three additional quarterly payments during the fiscal year ending July 31, 2010. The promissory note is secured by a security interest in the trademark and our DualWavetm patents.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of UHY LLP (“UHY”) acts as our principal independent registered public accounting firm. UHY LLP personnel work under the direct control of UHY LLP partners and are leased from wholly-owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure.

The following table shows fees billed for professional services rendered by UHY for fiscal 2008 and fiscal 2009:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2009	July 31, 2008

Audit Fees(1)	$251,188	$282,206
Audit-Related Fees(2)	9,629	10,150
Tax Fees(3)	3,618	—
All Other Fees	—	—

Total	$264,435	$292,356

(1)	Audit Fees for the fiscal years ended July 31, 2009 and 2008 represent fees for services for the audit of the consolidated financial statements, the review of the quarterly financial statements and consultation concerning financial accounting and reporting standards. Fees in 2008 included an audit of the Company’s internal control over financial reporting.

(2)	Audit-Related Fees for the fiscal years ended July 31, 2009 and 2008 represent fees for services for the audit of the Synergetics, Inc. Incentive Savings Plan.

(3)	Tax Fees are comprised of fees relating to the preparation of Form 5500.

Pursuant to the Audit Committee’s charter, all audit and permissible non-audit services provided by the independent registered public accounting firm must be pre-approved. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the policies set forth in the Audit Committee charter. Consistent with the Audit Committee’s policy, all audit and permissible non-audit services provided by UHY during the fiscal years ended July 31, 2009 and 2008 were pre-approved by the Audit Committee.

In considering the nature of the services provided by the independent registered public accounting firm for the fiscal year ended July 31, 2009, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accounting firm and management for the fiscal year ended July 31, 2009 to determine that they are permitted under the rules and regulations concerning auditors’ independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as rules of the American Institute of Certified Public Accountants.

UHY acted as the Company’s independent registered public accounting firm for the 2009 fiscal year. The Audit Committee selected UHY to act as the Company’s independent registered public accounting firm for the 2010 fiscal year. UHY representatives are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Company is asking its stockholders to ratify the selection of UHY as the Company’s independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of UHY to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the “Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the year ended July 31, 2009, including a discussion of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In addition, the Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinationsand the overall quality of the Company’s financial reporting. In addition, the Audit Committee has reviewed and discussed with management and UHY LLP management’s report on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended July 31, 2009, filed with the SEC.

Submitted by the Audit Committee of the Board of Directors.

Juanita H. Hinshaw (Chairperson)
Lawrence C. Cardinale
Robert H. Dick

OTHER MATTERS

Management does not know of any other business that may be considered at the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

The Company will bear the costs of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

FORM 10-K

Along with mailing the proxy materials, we have included a copy of our Annual Report on Form 10-K for the fiscal year ended July 31, 2009. We will provide stockholders with additional copies of our Annual Report on Form 10-K for the fiscal year ended July 31, 2009, without charge, upon written request to Pamela G. Boone, Secretary, Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri 63368.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our Common Stock, they should submit a written request to our transfer agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219.

To delist yourself from householding in the future you may write the Company at 3845 Corporate Centre Drive, O’Fallon, Missouri 63368, Attention: Pamela G. Boone or call (636) 939-5100. Upon written or oral request directed to the Company at the address or phone number listed above, we will deliver promptly a separate copy of the proxy materials.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy for the 2010 Annual Meeting of Stockholders must be received at the corporate offices of the Company, addressed to the attention of Ms. Pamela G. Boone, Secretary, Synergetics USA, Inc. no later than July 27, 2010. The proposals must comply with the rules of the SEC relating to stockholder proposals. The Company’s Bylaws provide that no business may be brought before an annual meeting unless specified in the notice of meeting, brought before the meeting by or at the direction of the Board of Directors, or otherwise brought by a stockholder who has delivered notice to the Company (containing certain information specified in the Bylaws) not less than 60 or more than 90 days before the anniversary date of the immediately preceding annual meeting of stockholders. Therefore, for the 2010 Annual Meeting of Stockholders, such notice must be delivered no earlier than September 18, 2010 and no later than October 18, 2010. A copy of the full text of these Bylaw provisions may be obtained by writing to the Secretary at the address indicated above.

By Order of the Board of Directors,

PAMELA G. BOONE
Secretary

November 24, 2009

0 SYNERGETICS USA, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SYNERGETICS USA, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2009 The undersigned, having received the notice and accompanying Proxy Statement for said meeting, hereby appoints Pamela G. Boone and Peter T. Rasche, and each of them, with full power of substitution, as the undersigned’s proxies and attorneys-in-fact to vote at the Annual Meeting of Stockholders of Synergetics USA, Inc. (the “Company”) to be held on December 17, 2009 (the “Annual Meeting”), or at any adjournment thereof, all shares of voting stock of the Company which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse of this card and in their discretion upon such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof. (Continued and to be signed on the reverse side.) 14475

ANNUAL MEETING OF STOCKHOLDERS OF SYNERGETICS USA, INC. December 17, 2009 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06536 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230000000000001000 9 121709 The Board of Directors recommends a vote “FOR” all director nominees, Proposal 1 and Proposal 2. Signature of Stockholder Date: Signature of Stockholder Date: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: Robert H. Dick Juanita H. Hinshaw 2. Ratification of the appointment of UHY LLP as independent registered public accounting firm This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.